Property, plant and equipment, net	6 Months Ended
Jun. 30, 2022
Property, plant and equipment, net
Property, plant and equipment, net

Note 8 – Property, Plant and Equipment, net

Property, plant and equipment stated at cost less accumulated depreciation consisted of the following:

	June 30,	December 31,
	2022	2021
Building	$4,987,014	$5,228,347
Machinery and Production equipment	1,250,731	1,307,356
Electronic equipment	196,006	203,305
Office equipment	46,094	48,440
Automobiles	518,606	545,006
Construction in progress	326,767	343,401
Subtotal	7,325,218	7,675,855
Less: Accumulated depreciation	(5,495,957)	(5,571,908)
Property, plant and equipment, net	$1,829,261	$2,103,947

Depreciation expense was $200,439 and $234,756 for the six months ended June 30, 2022 and 2021, respectively. As of June 30, 2022 and December 31, 2021, building with net book value of $507,586 and $588,063 respectively, were pledged as collateral for bank loans (Note 11).